Investor Presentation Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995, including projections of Cooper’s results.
Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties.
Actual results could differ materially from the projections made in this presentation.
Additional information concerning factors that could cause material differences can be found in Cooper’s periodic filings with the Securities and Exchange
Commission. They are available publicly and on request from Cooper’s investor relations department.

Company Overview

The Cooper Companies
The Cooper Companies
Global medical products company
Develops, manufactures and markets specialty
healthcare products through its subsidiaries:
CooperVision (CVI) and CooperSurgical (CSI)
Headquartered in Pleasanton, CA
Total Employees:  7,615
30 countries with direct presence
CVI
Global leader in contact lenses
Primary offices in US, UK, Japan, Australia
Primary manufacturing in US, UK, Puerto Rico
7,000 employees
CSI
Leader in the US Ob-Gyn space
Primary office in US
Primary manufacturing in US
558 employees
FY 2007 Sales
CooperVision
$796M
84%
CooperSurgical
$155M
16%
Source:  Company reported data
Company Overview

The Cooper Companies
The Cooper Companies
Bob Weiss named CEO, effective November 1, 2007
CooperVision
Manufacturing capacity expanded
Gen II conversion materially completed in 2007
Distribution center consolidation
Consolidated 21 warehouses in Europe and the US to three distribution centers
New product launches
Silicone hydrogel (SiH) – “Biofinity” launched in US, June 2007
Proclear (PC) dailies launched in US and Europe in late 2007
2-Week SiH sphere to be launched in April/May 2008
SiH toric and PC dailies (in Japan) to be launched in CY 2008/2009
CooperSurgical
Expansion into operating room (hospital and out-patient)
Launch trocar (in-process)
Strategic diversification continues
Completed integration of Lone Star Medical Products and Wallach in FY 2007
Recent Events

The Cooper Companies
FY 2007
Sales:  $951M, up 11%
CVI up 8%
CSI up 24% (9% organic)
Non-GAAP EPS*:  $2.12
Q4 FY 2007
Sales:  $254M, up 17% YoY
CVI up 16%
CSI up 25% (9% organic)
Non-GAAP EPS*:  $0.53
Shares outstanding (diluted):  47.7M
** 2008E represents midpoint of mgmt guidance
COO Annual Sales
*  Excludes non-recurring and other unusual items, but includes share-based compensation expense of $0.28 for FY07 and $0.01 for Q407.
A reconciliation of non-GAAP to GAAP can be found at www.coopercos.com
CVI
$698M
CSI
$109M
CVI
$734M
CSI
$125M
CVI
$796M
CSI
$155M
CVI
$898M
CSI
$168M
2005 2006 2007 2008E
**
COO Quarterly Sales
CVI
$183M
CSI
$33M
CVI
$212M
CSI
$42M
Q4 FY06 Q4 FY07
Company Overview

Note:  Sales & CapEx  in millions; Per share amounts refer to diluted shares.
*  YoY Change from FY07 to FY08 uses the midpoint of the guidance range and assumes no acquisitions.
** Excludes non-recurring and other unusual items, but includes share-based compensation expense of $0.28 in FY07 and $0.35 - $0.40 in FY08.
Management estimates the distribution of share-based compensation to be approximately $0.14 in Q1 and $0.08 in each subsequent quarter for FY08.
A reconciliation of non-GAAP to GAAP for FY 2007 can be found at www.coopercos.com
The Cooper Companies
N/A 15% - 16% Operating Margin**
0% 61% - 63% Gross Margin**
10% $160 - $170 CapEx
1%
N/A
12%
8%
13%
YoY Proj. Change*
$2.00 - $2.30 Non-GAAP**
$1.30 - $1.80 GAAP
$1,040 - $1,090 TOTAL
$165 - $170 CSI
$875 - $920 CVI
’08 Guidance
FY 2008 Guidance

The Cooper Companies
The Cooper Companies
Consistent double-digit organic revenue growth
Gross margin in the low/mid 60’s
Operating margin in the low/mid 20’s (post share-based compensation)
CooperVision
Grow at a rate of at least 1.5x global market
Become the #2 global contact lens company
CooperSurgical
Maintain high single-digit organic growth
Accretive acquisitions and expanding within the OR, fertility & in-office segments
Long Term Objectives

CooperVision
Develops, manufactures and
markets a broad range of contact
lenses for the global market
Employees:  7,000
Manufacturing:  4,200
Distribution & Packaging:  1,202
Sales & Marketing:  811
Other:  787
FY 2007
Sales: $796M, up 8%
Outpaced est. market growth of 7%
Q4 2007 Highlights
Sales of $212M, up 16% YoY
Outpaced est. market growth of 9%
Settlement with CIBA
* 2008E stated mgmt guidance of $875M - $920M
*
CVI Annual Sales
$698M
$734M
$796M
$875M
$45M
2005 2006 2007 2008E
$183M
$212M
Q4 FY06 Q4 FY07
CVI Quarterly Sales
Company Overview

CooperVision
Proclear - all day comfort
FY07 sales of $186M, up 33%
Q407 sales of $52M, up 43% YoY
Single-use spheres
FY07 sales of $114M, up 29%
Q407 sales of $33M, up 34% YoY
Multifocal
FY07 sales of $46M, up 21%
Q407 sales of $12M, up 27% YoY
Silicone Hydrogel “Biofinity”
FY07 sales of $9.8M
$6.7M in Europe; $2.4M in US
Q407 sales of $5.0M
$2.5M in Europe; $2.2M in US
Silicone Hydrogel
$10M
1%
Specialty*
$337M
42%
Spherical
(Single Use)
$114M
14%
Spherical
(Reusable)
$334M
43%
* Specialty lenses include toric, cosmetic and multifocal lenses.
Source:  Company reported data
CVI Global Soft Lens Sales
By Product, FY 2007
Sales by Category

CooperVision
Soft lens sales growth by region
FY 2007 versus FY 2006
Asia Pacific: 21% to $130M
Europe: 13% to $309M
Americas: 2% to $357M
4Q FY 2007 versus Q4 FY 2006
Asia Pacific: 17% to $33M
Europe: 15% to $81M
Americas: 14% to $97M
Direct sales office expansion in Asia Pac
S. Korea, Singapore, Malaysia, Taiwan
China
Shanghai in July 2007
Hong Kong in Q2 FY08 Source:  Company reported data
CVI Global Soft Lens Sales
By Region, FY 2007
Sales by Region
Americas
$357M
45%
Europe
$309M
39%
Asia-Pacific
$129M
16%

United States
#1 J&J
#2 Cooper
#3 Ciba
#4 B&L
Europe
#1 Ciba
#2 Cooper
#3 J&J
#4 B&L
Asia/Pac
#1 J&J
#2 B&L
#3 Ciba
#4 Cooper
Source:  Independent Market Research Data / Management estimates

B&L
16%
Cooper
16%
CIBA
25%
JNJ
39%
Other
4%
Global Market Statistics
Global Soft Contact Lens Market
By Competitor, FY 2007
Competitive Dynamics

Global Market Statistics
EMEA
Asia-Pac
15% Monthly:
28% 2-Week:
57% Daily:
50% Monthly:
12% 2-Week:
38% Daily:
Global
27% Monthly:
39% 2-Week:
34% Daily:
Source: Management estimates

Modality Breakdown
Americas
25% Monthly:
65% 2-Week:
10% Daily:

Global Market Statistics
$ in millions
* Specialty lenses include toric, cosmetic and multifocal lenses.
Source:  Company reported data and independent market research
8%
11%
4%
$4,732 $6,778
CAGR
CY 2006 to CY 2011
7%
Spherical
(Reusable)
$2,082
44%
Spherical
(Single Use)
$1,459
31%
Specialty*
$1,191
25%
Spherical
(Reusable)
$2,555
38%
Spherical
(Single Use)
$2,505
37%
Specialty*
$1,718
25%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
CY 2006A CY 2011E
(Market)

Soft Lens Sales
5-Year Sales Trend
By Product

Global Market Statistics
* Europe includes Mideast and Africa
Source:  Company reported data and independent market research
3%
12%
6%
$4,732 $6,778
CAGR
CY 2006 to CY 2011
Americas
$1,964
42%
Asia/Pacific
$1,440
30%
Europe*
$1,328
28%
Americas
$2,665
39%
Asia/Pacific
$2,555
38%
Europe*
$1,559
23%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
CY 2006A CY 2011E
7% (Market)

Soft Lens Sales
$ in millions
5-Year Sales Trend
By Region

Leader in the fragmented US medical
device segment of women’s health
Estimated 9% share of $1.6B market*
Leader of in-office Ob-Gyn products
Employees:  558
Manufacturing:  314
Sales & Marketing:  156
Other: 88
FY 2007
Sales of $155M, up 24%; 9% organic
Q4 2007 Highlights
Sales of $42M, up 25% YoY; 9% organic
Success of hospital / OR strategy
Sales to hospitals grew 51% to $11M
Represents 27% of CSI's total sales
* Source:  Wall Street Research.  Market includes HPV mgmt, female sterilization, female incontinence, uterine conditions mgmt, obstetrics, office instruments & disposables, assisted reproduction, osteoporosis and patient education.
* 2008E stated mgmt guidance of $165M - $170M
$109M
$125M
$155M
$165M
$5M
2005 2006 2007 2008E
*
CSI Annual Sales
Company Overview CooperSurgical
CSI Quarterly Sales
$33M
$42M
Q4 FY06 Q4 FY07

CooperSurgical
CooperSurgical has evolved into a clear leader in the medical device segment of women’s health care due to 4 key factors:
Extensive customer base
Strong brand awareness
Depth and breadth of product offerings
Market focus
Source:  Management Estimates
Hospital
27%
Fertility Clinic
6%
Office
67%
Diversified Product Lines
Office Competitors Market Share
Incontinence 3 60%
Colposcopy 4 70%
Gyn Office Instruments 10 10%
Pap Brush 2 90%
Fetal Dopplers & Monitors 5 5%
IVF  Competitors Market Share
IVF Product 7 30%
Hospital/OR Competitors Market Share
Surgical Sterilization 5 15%
Uterine Manipulation 5 50%
Trocar Closure Device 2 70%
Surgical Site Retractor 3 60%
Neonatal Products 4 20%

CooperSurgical
Proven track record of execution & integration
Completed 23 acquisitions in the past 10 years
Strong focus on increasing margins through management expertise and superior manufacturing/distribution capabilities
Representative acquisitions:
$7M $38M Trocar closure systems and pelvic
floor reconstruction procedure kits
Inlet Medical 2005
Not Material $23M Reusable and disposable trocar
access systems
NeoSurg 2005
$9M $27M Medical devices that improve the
management of the surgical site
Lone Star Medical
Products
2006
$10M $20M Diagnostic and therapeutic medical
instruments primarily for in-office
Wallach 2007
Revenues at
Acquisition
Transaction
Size Product Line Company Year
Acquisitions

In Summary

The Cooper Companies
Two solid franchises with double-digit top line growth potential
Significant opportunity to leverage sales growth in coming years
Robust pipeline ideally positioned to capture market growth
Strong focus on the high growth Asia/Pac contact lens market
Women’s healthcare franchise delivering solid top-line growth & consistent FCF
Investment Considerations

QUESTIONS?

Robert S. Weiss
Chief Executive Officer
Steven M. Neil
Executive Vice President and Chief Financial Officer
Albert G. White III
Vice President, Investor Relations & Treasurer
6140 Stoneridge Mall Road, Ste 590
Pleasanton, CA 94588
Tel: 925-460-3663
Fax: 925-460-3649
awhite@cooperco.com
The Cooper Companies Primary Contacts